                                                                      EXHIBIT 99


                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                           Supplemental Information
                              September 30, 1998

================================================================================

                               TABLE OF CONTENTS


1.    Debt Summary........................................................  E-2

2.    Occupancy
           Percentage Leased..............................................  E-3
           Economic Occupancy.............................................  E-4
           Regional Breakdown.............................................  E-5

3.    Leases Signed Analysis
           Comparable and Non-Comparable..................................  E-6

4.    Press Release.......................................................  E-7

5.    Glossary of Terms...................................................  E-10

================================================================================


                          1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Balance
                                                          Maturity      Rate                (in thousands)
Mortgages
        Leesburg Plaza                                     10/01/08      6.10%                    9,900
        Federal Plaza                                      03/10/01      8.95%                   27,747
        Tysons Station                                     09/01/01     9.875%                    4,158
        Escondido (Municipal bonds) purchased 12/31/96     10/01/16 Variable ##                   9,400

                                                                                                $51,205
                                                                                            -----------

Notes payable
        Revolving credit facilities                            libor +.65%                     $230,800
        Note issued in connection with
           tenant buyout at Queen Anne Plaza               01/15/06     8.875%                    1,112
        Note issued in connection with
           renovation of Perring Plaza                     01/31/13     10.00%                    2,717
        Other                                               various   various                       217
                                                                                            -----------
                                                                                               $234,846


Unsecured Public Debt
        5 1/4% Convertible subordinated                    04/30/02     5.250%                     $289
          debentures
        5 1/4% Convertible subordinated                    10/28/03     5.250%                   75,000
          debentures
        8 7/8% Notes (fixed)                               01/15/00     8.875%                   75,000
        8 7/8% Notes (fixed) *                             01/15/00     7.530%                   25,000
        8% Notes (fixed)                                   04/21/02     8.000%                   25,000
        6 5/8% Notes (fixed)                               12/01/05     6.625%                   40,000
        7.48% Debentures                                   08/15/26     7.480%                   50,000
        6.82% Medium Term Notes                            08/01/27     6.820%                   40,000
        6.74% Medium Term Notes *                          03/10/06     6.370%                   39,500
        6.99% Medium Term Notes *                          03/10/06     6.894%                   40,500
                                                                                            -----------
                                                                                               $410,289
                                                                                            ===========
                                                      Total fixed rate debt                    $456,140      65.51%

                                                      Total variable rate debt                  240,200      34.49%
                                                                                            -----------    -------

                                                      Total debt                               $696,340     100.00%
                                                                                            ===========    =======


                                                      Weighted average interest rate:
                                                        Fixed rate debt                            7.19%
                                                        Variable on revolving facilities           6.20%**
                                                        Variable on municipal bonds                    ##





* The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
**Weighted average interest rate on revolving credit facilities for nine months ended September 30,1998.
##The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

FEDERAL REALTY INVESTMENT TRUST
Percentage Leased Analysis
September 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
        Overall Occupancy
  (Quarter to Quarter Analysis)                   September 30, 1998                  September 30, 1997
                                          ---------------------------------    ---------------------------------
              Type                            Size      Leased    Occupancy       Size       Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  14,419,458  13,739,610      95%      12,856,798  12,202,952     95%
Rollingwood Apartments (# of units)          282         282         100%         282         282        100%



        Overall Occupancy
       (Rolling 12 Months)                        September 30, 1998                     June 30, 1998
                                          ---------------------------------    ---------------------------------
              Type                            Size      Leased    Occupancy        Size      Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  14,419,458  13,739,610      95%      13,658,940   12,989,036    95%
Rollingwood Apartments (# of units)          282         282         100%         282          281        99%

                                                     March 31, 1998                     December 31, 1997
                                          ---------------------------------    ---------------------------------
              Type                            Size      Leased    Occupancy        Size      Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  13,518,261    12,923,203    96%      13,518,197  12,919,532     96%
Rollingwood Apartments (# of units)          282           280        99%         282         279         99%

------------------------------------------------------------------------------------------------------------------------------------

      Same Center Occupancy
 (Quarter to Quarter Comparison)                  September 30, 1998                   September 30, 1997
                                          ---------------------------------    ---------------------------------
              Type                           Size       Leased    Occupancy       Size       Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  12,056,443  11,459,514      95%      12,016,185  11,467,976     95%
Rollingwood Apartments (# of units)          282         282         100%         282         282        100%



      Same Center Occupancy
       (Rolling 12 Months)                       At September 30, 1998                  At June 30, 1998
                                          ---------------------------------    ---------------------------------
              Type                           Size       Leased    Occupancy       Size       Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  12,056,443  11,459,514      95%      11,938,810  11,358,594     95%
Rollingwood Apartments (# of units)          282         282         100%         282         281         99%

                                                   At March 31, 1998                  At December 31, 1997
                                          ---------------------------------    ---------------------------------
              Type                           Size       Leased    Occupancy       Size       Leased    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  11,652,173  11,119,804      95%      12,188,308  11,639,769     95%
Rollingwood Apartments (# of units)          282         280          99%         282         279         99%

Federal Realty Investment Trust
Economic Occupancy Analysis
September 30, 1998

------------------------------------------------------------------------------------------------------------------------------------

  Overall Economic Occupancy
 (Quarter to Quarter Analysis)                    September 30, 1998                   September 30, 1997
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  14,419,458  13,578,116     94%       12,856,798  12,056,781     94%
Rollingwood Apartments (# of units)          282         282        100%          282         276         98%



  Overall Economic Occupancy
      (Rolling 12 Months)                         September 30, 1998                      June 30, 1998
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  14,419,458  13,578,116     94%       13,658,940  12,778,700     94%
Rollingwood Apartments (# of units)          282         282        100%          282         274         97%

                                                     March 31, 1998                     December 31, 1997
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  13,518,261  12,619,318     93%       13,518,197  12,757,485     94%
Rollingwood Apartments (# of units)          282         280         99%          282         279         99%

------------------------------------------------------------------------------------------------------------------------------------

Same Center Economic Occupancy
(Quarter to Quarter Comparison)                   September 30, 1998                  September 30, 1997
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  12,056,443  11,315,875     94%       12,016,185  11,323,148     94%
Rollingwood Apartments (# of units)          282         282        100%          282         276         98%



Same Center Economic Occupancy
      (Rolling 12 Months)                        At September 30, 1998                  At June 30, 1998
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  12,056,443  11,315,875     94%       11,938,810  11,167,083     94%
Rollingwood Apartments (# of units)          282         282        100%          282         274         97%

                                                   At March 31, 1998                  At December 31, 1997
                                          ---------------------------------    ---------------------------------
                                                        Leases                               Leases
                                                      Generating   Economic                Generating   Economic
             Type                            Size       Income    Occupancy        Size      Income    Occupancy
----------------------------------------  ----------  ----------  ---------    ----------  ----------  ---------
Retail Properties (leasable square feet)  11,652,173  10,819,572     93%       12,188,308  11,486,609     94%
Rollingwood Apartments (# of units)          282         280         99%          282         279         99%

FEDERAL REALTY INVESTMENT TRUST
Regional Occupancy Analysis
September 30, 1998

=======================================================

                           Total Square      Occupancy
        Region               Footage          09/30/98
---------------------   -----------------   -----------
Northeast                    6,229,875          96%
Mid-Atlantic                 5,655,841          97%
Mid-West                       915,314          94%
Southeast                      635,890          76%
West Coast                     942,963          95%
Southwest                       39,575          95%



=======================================================

                          Total Square      Occupancy
        Region               Footage         09/30/98
---------------------   -----------------   -----------

Northeast                    6,229,875          96%
     Anchor                  3,726,999          97%
     Small Shops             2,502,876          94%

Mid-Atlantic                 5,655,841          97%
     Anchor                  2,889,349         100%
     Small Shops             2,766,492          94%

Mid-West                       915,314          94%
     Anchor                    585,314          98%
     Small Shops               330,000          88%

Southeast                      635,890          76%
     Anchor                    302,245          67%
     Small Shops               333,645          85%

West Coast                     942,963          95%
     Anchor                    128,141         100%
     Small Shops               814,822          94%

Southwest                       39,575          95%
     Anchor                          0           0%
     Small Shops                39,575          95%

Federal Realty Investment Trust
Leasing Activity
September 30, 1998

------------------------------------------------------------------------------------------------------------------------------------

Comparable

                                                        Weighted        Average Prior     Average Current
                          Number of       Square      Average Lease        Rent Per          Rent Per
  Rolling 12 Months     Leases Signed      Feet       Term (Years)       Square Foot        Square Foot
--------------------    -------------    ---------    -------------     ------------      ---------------
   3rd Quarter 1998           59           230,114          5.9              $14.04            $15.47
   2nd Quarter 1998           68           241,132          7.8              $15.33            $20.14
   1st Quarter 1998           78           304,204          7.0              $15.38            $17.43
   4th Quarter 1997           72           272,820          9.2              $17.07            $19.60
        Total                277         1,048,270          7.6              $15.51            $18.19

                                                                            Estimated
                                                     Percentage              Tenant
                                 Annualized            Increase            Improvement
  Rolling 12 Months           Increase in Rent      over Prior Rent           Costs
--------------------          ----------------      ---------------        -----------
   3rd Quarter 1998                $330,680               10%                $333,000
   2nd Quarter 1998              $1,160,247               31%                $933,000
   1st Quarter 1998                $623,425               13%                $990,000
   4th Quarter 1997                $690,291               15%                $923,000
        Total                    $2,804,643               17%              $3,179,000


Non-Comparable
                                                        Weighted                                                 Estimated
                                                         Average                              Annualized           Tenant
                          Number of        Square          Lease          Average Rent          Current          Improvement
  Rolling 12 Months     Leases Signed       Feet       Term (Years)     Per Square Foot           Rent              Costs
--------------------    -------------      -------     ------------     ---------------       -----------        ------------
   3rd Quarter 1998           7             57,613         16.9              $22.15            $1,276,091          $121,000
   2nd Quarter 1998          15             63,474          9.3              $14.30              $907,455           $78,000
   1st Quarter 1998          10             55,877         12.1              $22.49            $1,256,594          $585,000
   4th Quarter 1997          10             40,744         11.9              $21.03              $857,046           $90,000
        Total                42            217,708         12.9              $19.74            $4,297,186          $874,000



         [LETTERHEAD OF FEDERAL REALTY INVESTMENT TRUST APPEARS HERE]


                                                       Kathy Klein
                                                       Vice President
                                                       Corporate Communications
                                                       301/998-8211

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES THIRD QUARTER 1998 OPERATING RESULTS
            AND ANNOUNCES A COMPREHENSIVE REENGINEERING INITIATIVE

October 28, 1998
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today its third quarter 1998 operating results and announced a comprehensive reengineering initiative.

     Funds from operations for the third quarter of 1998 increased 7% to $21.4 million from $20.0 million in the third quarter of 1997. On a per share basis, funds from operations rose 6% to $.54 in the third quarter of 1998 from $.51 in the comparable quarter of 1997. This increase was achieved despite the changes in accounting policies effective earlier this year (EITF 97-11) that require the expensing of certain internal acquisition costs. If the 1997 results were adjusted for the accounting change, funds from operations per share would have increased 8% in the third quarter of 1998.

     A comparison of property operations for the third quarter of 1998 versus the third quarter of 1997 shows the following:

 .    Rental income increased 20% to $55.4 million in 1998 from $46.1 million in
     1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, rental income increased 8% to $46.8 million in 1998 from $43.4 million in 1997.

 .    Net operating income increased 21% to $39.9 million in 1998 from $33.0 million in 1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, net operating income increased 9% to $33.9 million in 1998 from $31.1 million in 1997.

 .    During the third quarter of 1998, the Trust signed leases for a total
     288,000 square feet of retail space. On a same space basis, the Trust re-leased 230,000 square feet of retail space at an average increase in rent per square foot of 10%. The weighted average rent on these leases was $15.47 per square foot compared to the previous average rent of $14.04 per square foot.

 .   Same property occupancy stood at 95% at both September 30, 1998 and 1997.
    The Trust's overall portfolio was also 95% leased at both September 30, 1998 and 1997.


    Funds from operations also improved for the first nine months of 1998 increasing 8% to $63.6 million from $58.9 million in the first nine months of 1997. On a per share basis, funds from operations advanced 5% to $1.59 per share for the first nine months of 1998 compared to $1.52 for the comparable period of 1997. If 1997 results were adjusted to include the impact of accounting changes, funds from operations per share for the first nine months of 1998 would have increased 7%.

     The Trust also announced today a comprehensive reengineering initiative aimed at streamlining the company's operating model and improving profitability. The reengineering efforts, including the downsizing of the acquisition team, resulted in a reduction in the Trust's workforce of approximately 15%. As a result of the restructuring, the Trust incurred a $4.7 million one-time charge in the third quarter of 1998. The charge includes a provision for employee severance and related costs, office closing and downsizing expenses, as well as legal and consulting fees related to the restructuring program.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We remain optimistic about our long-term growth prospects. Our ability to generate consistent core portfolio growth throughout the many economic cycles during our 36 year history underscores the quality of our properties and the strength of their unique locations. We are confident that our reengineering efforts will yield cost and revenue opportunities throughout 1999 and hope to experience additional funds from operations growth as our development projects come on stream in 2000 and 2001."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 120 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 31 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)
                                                        Three Months Ended Ended             Nine Months Ended
                                                             September 30,                     September 30,
OPERATING RESULTS                                         1998          1997                 1998           1997
-----------------                                       -------       -------             ----------     ----------
REVENUES
  Rental income                                         $55,433       $46,109             $  162,041     $  137,090
  Other property income                                   2,577         1,992                  7,613          7,512
  Interest and other income                                 993         1,712                  3,928          4,660
                                                        -------       -------             ----------     ----------
                                                         59,003        49,813                173,582        149,262
EXPENSES
  Rental                                                 12,005        10,191                 35,274         31,196
  Real estate taxes                                       6,058         4,936                 17,275         14,402
  Interest                                               13,639        11,964                 39,736         35,952
  Administrative                                          2,900         1,968                  8,736          6,562
  Depreciation and amortization                          11,412        10,325                 33,384         30,853
                                                        -------       -------             ----------     ----------
                                                         46,014        39,384                134,405        118,965
                                                        -------       -------             ----------     ----------
                                                         12,989        10,429                 39,177         30,297
 Provision for restructuring                             (4,665)            -                 (4,665)             -
                                                        -------       -------             ----------     ----------
OPERATING INCOME BEFORE INVESTORS' SHARE OF
 OPERATIONS AND LOSS ON SALE OF REAL ESTATE               8,324        10,429                 34,512         30,297
  Investor's share of operations                           (804)         (281)                (2,335)          (862)
                                                        -------       -------             ----------     ----------
Income before loss on sale of real estate                 7,520        10,148                 32,177         29,435
      ( Loss)/gain on sale of real estate                     -          (659)                     -          6,375
                                                        -------       -------             ----------     ----------
Net income                                              $ 7,520       $ 9,489             $   32,177     $   35,810
Dividends on preferred stock                             (1,988)            -                 (5,963)             -
                                                        -------       -------             ----------     ----------
NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS            $ 5,532       $ 9,489             $   26,214     $   35,810
                                                        =======       =======             ==========     ==========
Earnings per common share, basic                          $0.14         $0.24                  $0.67          $0.93
                                                        =======       =======             ==========     ==========
Earnings per common share, diluted                        $0.14         $0.24                  $0.67          $0.92
                                                        =======       =======             ==========     ==========
Weighted average shares outstanding, basic               39,233        38,801                 39,115         38,352
Weighted average shares outstanding, diluted             40,067        39,225                 39,953         38,821
FUNDS FROM OPERATIONS
  Net income available for common shareholders          $ 5,532       $ 9,489             $   26,214     $   35,810
  Less:   loss/(gain) on sale of real estate                  -           659                      -         (6,375)
  Add:    nonrecurring charge                             4,665             -                  4,665              -
  Add:    depreciation and amortization
          of real estate assets                          10,323         9,316                 30,229         27,734
  Add:    amortization of initial direct
          costs of leases                                   646           545                  1,827          1,693
  Add:    income attributable to operating
          partnership units                                 268             -                    682              -
                                                        -------       -------             ----------     ----------
  FUNDS FROM OPERATIONS, DILUTED                        $21,434       $20,009             $   63,617     $   58,862
                                                        =======       =======             ==========     ==========
  FUNDS FROM OPERATIONS PER SHARE, DILUTED                $0.54         $0.51                  $1.59          $1.52
                                                        =======       =======             ==========     ==========

                                                                                         September 30,   December 31,
BALANCE SHEET DATA                                                                           1998           1997
------------------                                                                        ----------     ----------
ASSETS
  Real estate, at cost                                                                    $1,616,271     $1,453,639
  Accumulated depreciation and amortization                                                 (275,054)      (247,497)
                                                                                          ----------     ----------
                                                                                           1,341,217      1,206,142
  Mortgage notes receivable                                                                   47,059         38,360
  Cash and investments                                                                         9,952         17,043
  Receivables                                                                                 19,428         18,794
  Other assets                                                                                39,651         36,234
                                                                                          ----------     ----------
TOTAL ASSETS                                                                              $1,457,307     $1,316,573
                                                                                          ==========     ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable                                    $  173,693     $  221,573
  Notes payable                                                                              234,846        119,028
  Senior Notes                                                                               335,000        255,000
  5 1/4% Convertible subordinated debentures                                                  75,289         75,289
  Other liabilities                                                                          103,451         91,873

SHAREHOLDERS' EQUITY                                                                         535,028        553,810
                                                                                          ----------     ----------
                                                                                          $1,457,307     $1,316,573
                                                                                          ==========     ==========

                               GLOSSARY OF TERMS

AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.